July 23 , 2004

COURIER

Golden Patriot Corp.

3199 East Warm Springs Road

Suite 200

Las Vegas, Nevada, 89120

Attention:

Negar Towfigh, Secretary

Dear Sir:

Re:

Gold View Claims and Dun Glen Project (as list in Exhibit “A”)

This will confirm our preliminary discussions in regard to the granting of an option by Golden Patriot, Corp. (“Golden Patriot”) to Minterra Resources Corp. (“Minterra”) to acquire a 50% interest in each of the above properties.

We understand and if our offer is accepted Golden Patriot will represent that:

1.

It is the registered and beneficial owner of a 100% interest, subject to the limitations described herein, in each of the Gold View Claims and the Dun Glen Project, as such properties are described in the attached schedules;

2.

There are no liens charges or encumbrances or the third party claims against its interest in the properties except for certain mining claims of the Dun Glen property that are subject to the following Net Smelter Royalty (NSR) and advance royalty payment on production from the specific claims that are held by the named lessors (see Exhibit A):

Year	Lessor-Painter	Lessor-Heckman	Lessor-Marbourg et al

Net Smelter Royalty	3%	3%	4%
2004 Advance Royalty	$7,000	$2,000	$6,000
2005 Advance Royalty	$10,000	$3,000	$12,000
2006 Advance Royalty	$17,000	$4,000	$15,000
2007 Advance Royalty	$30,000	$5,000	$15,000
2008-13 Advance Royalty	$45,000	$10,000	$15,000

3.

On preparation and execution of a formal option agreement we will add such further representation and assurance of the parties as are normal for agreements of this nature.

 Subject to the approval of the TSX Venture Exchange as provided for herein, Minterra proposes that it may acquire a 50% interest in each of the Dun Glen Project and the Gold View Property on the following basis:

A.

Gold View Property,

(a)

Minterra will reimburse Golden Patriot for its’ out of pocket costs up to a maximum amount of US $30,000.00.  Golden Patriot shall provide appropriate documentation in regard to such expenses ;

(b)

Minterra will issue Golden Patriot 100,000 shares in the capital stock of Minterra at a deemed price equal to the market price of Minterra shares on the TSX Venture Exchange on the approval date;

(c)

Minterra will be the Operator of all work programs and will earn a 50% interest in the Property, free and clear of all lien charges and encumbrances, in consideration of Minterra incurring Cdn $1,000,000 in exploration and development programs on the Gold View Property during a period of three years from Exchange approval as follows:

$125,000 to be incurred within 12 months after Exchange approval; a further

$475000 (for an aggregate of $600,000) to be incurred within 24 months after Exchange approval; and thereafter, a further

$400,000 (for an aggregate $1,000,000) to be incurred within 36 months aft er Exc hange approval;

(d)

Minterra will form a panel to advise on work programs which shall consist of two members chosen by Minterra and E.L. Hunsaker III or such other party as Golden Patriot may propose;

(e )

Minterra shall maintain the property in good standing during the currency of the option agreement; and

(f )

Provided Minterra makes the payments provided for it (a) and (b) above it may thereafter drop the option with thirty (30) days notice, without penalty, subject only to its obligation to ensure the property is in good standing at the time of termination.

B.

Dun Glen Project

(a)

Minterra shall reimburse Golden Patriot its out of pocket costs up to a maximum amount of US $30,000.00.  Golden Patriot shall provide appropriate documentation in regard to such expenses;

(b)

Minterra will issue Golden Patriot 100,000 shares in the capital stock of Minterra at a deemed price equal to the market price of Minterra shares on the TSX Venture Exchange on the approval date;

(c)

Minterra will be the Operator of all work programs and will earn a 50% interest in the Property, free and clear of all lien charges and encumbrances (other than the leases disclosed herein) , in consideration of Minterra incurring  Cdn $1,000,000 in exploration and development programs on the Dun Glen Property during a period of three years from Exchange approval as follows:

$125,000 to be incurred within 12 months after Exchange approval; a further

$475000 (for an aggregate of $600,000) to be incurred within 24 months after Exchange approval; and thereafter, a further $400,000 (for an aggregate $1,000,000) to be incurred within 36 months after Exchange approval;

(d)

Minterra will form a panel to advise on work programs which shall consist of  two members chosen by Minterra and E.L. Hunsaker III, or such other party as Golden Patriot may propose;

(e )

Minterra shall maintain the property in good standing during the currency of the option agreement; and

(f )

Provided Minterra makes the payment provided for it (a) and (b) above it may thereafter drop the option with thirty (30) days notice, without penalty, subject only to its obligation to ensure the property is in good standing at the time of termination.

The parties agree that Minterra will meet its work commitments in the first 12 months on both the Dun Glen and Gold View Properties if it makes combined expenditures of $250,000 on such properties.

Area of Interest

The parties agree that the entire region known as the Battle M ountain – Eureka trend, Nevada shall be considered an Area of Interest.  Should either party acquire any property within the Area of Interest the non-acquiring party shall be entitled to require such property to be added to the option agreement with respect to such property subject to the non-acquiring party reimbursing the acquiring party for 50% of the costs of acquisition of such property.  The formal agreement to provide for a standard Area of Interest Clause. A party shall have 7 days from receipt of notice from the acquiring party, with such notice including all available geological information, to elect to participate in the offered project, subject always to receipt of necessary regulatory authority approvals.

If the foregoing reflects your understanding of our discussions and you find the terms and conditions generally acceptable I would ask that you acknowledge your acceptance of this offer by dating, executing and returning a copy of this letter to the writer. Upon acceptance we will have Minterra’s legal counsel prepare a more formal option agreement for execution by the parties. Such Option Agreement for each project to provide that after Minterra has incurred CDN$1,000,000 in expenditures on such project the parties shall form a joint venture arrangement in accordance with the model joint venture agreement published by the Continuing Legal Education Society for British Columbia; which shall include for future participation in exploration budgets based upon a parties then interest in the project with a standard dilution formula if a party fails to contribute to future exploration budgets.

Golden Patriot acknowledges and agrees that it is a condition precedent to Minterra’s obligations hereunder that it obtains the approval of the TSX Venture Exchange (the “Exchange”) to the transactions disclosed herein and completes the necessary financing pursuant to a Short Form Offering Document to meet its obligations hereunder. Further Golden Patriot acknowledges that the funding for these transactions is proposed to be raised through the facilities of the Exchange pursuant to a Short Form Offering Document under an agency agreement with Canaccord Capital Corporation.  Further, Exchange Approval will require the preparation of an independent geological report in accordance with NI 43-101 with respect to each property and the acceptance for filing of such reports with the Exchange.  Minterra agrees that it will file this letter agreement with the Exchange within two business days of acceptance by Golden Patriot and will diligently proceed to have prepared and filed with the Exchange geological reports in regard to the projects as soon as possible.  Minterra will diligently proceed to revise the existing Short Form Offering Document to provide for these transactions and will work diligently with Canaccord to complete, file and obtain Exchange acceptance for the Short Form.  Minterra further acknowledges that it has retained an independent geological consultant, Victor Jaramillio, P. Geo., to prepare the NI 43-101 reports and that Mr. Jaramillo will be traveling to Nevada on July 23, 2004 to meet with Golden Patriot’s geological representative and conduct necessary project site visits.

Look forward to working with you on these exciting projects.

Yours very truly,

MINTERRA RESOURCE CORP.

Per:

/s/ John W. Greenslade

John W. Greenslade

THE OFFER OF MINTERRA RESOURCE CORP. CONTAINED HEREIN IS HEREBY ACCEPTED BY GOLDEN PATRIOT CORP., AS OF THE 26th DAY OF JULY, 2004.

GOLDEN PATRIOT, CORP.

/s/ Conrad Clemiss

Per: __________________________

Authorized Signatory

EXHIBIT A

Property Description

Those certain unpatented lode mining claims located in:

Sections 1, 2, 11, 12, and 14; Township 33 North, Range 36 East, Pershing County, Nevada, more particularly described as follows:

Dun Glen Property

CLAIM NAME

BLM SERIAL NUMBER

Miles Painter-Lessor

Black Hole #1

NMC123920

Black Hole #2

NMC123921

Monroe #1

NMC123922

Monroe #2

NMC123923

Monroe #8

NMC123924

M.M. 1

NMC463692

M.M. 2

NMC463693

M.M. 3

NMC463699

Gene Heckman-Lessor

Nevada 1

NMC123909

Nevada 2

NMC123910

Nevada 3

NMC123911

Nevada 4

NMC123912

Nevada 5

NMC123913

Golden Patriot, Corp.-Lessor

Gus 106

            NMC810314

Gus 107

            NMC810315

Gus 108

            NMC810316

Gus 109

            NMC810317

Gus 1

NMC854938

Gus 2

NMC854939

Gus 3

NMC854940

Gus 4

NMC854941

Gus 5

NMC854942

Gus 6

NMC854943

Gus 7

NMC854944

Gus 8

NMC854945

Gus 9

NMC854946

Sierra 1

NMC854169

Sierra 2

NMC854170

Sierra 3

NMC854171

Sierra 4

NMC854172

Sierra 5

NMC854173

Sierra 6

NMC854174

Sierra 7

NMC854175

Sierra 8

NMC854176

Sierra 9

NMC854177

Sierra 10

NMC854178

Sierra 11

NMC854179

Sierra 12

NMC854180

Sierra 13

NMC854181

Sierra 14

NMC854182

Sierra 15

NMC854183

Sierra 16

NMC854184

Sierra 17

NMC854185

Sierra 18

NMC854186

Sierra 19

NMC854187

Sierra 2

0

NMC854188

Sierra 2

1

NMC854189

Sierra 2

2

NMC854190

Sierra 2

3

NMC854191

Sierra 2

4

NMC854192

Sierra 2

5

NMC854193

Sierra 26

NMC854194

Sierra 2

7

NMC854195

Sierra 2

8

NMC854196

Sierra 29

NMC854197

Sierra 3

0

NMC854198

Ned Marbourg et al-Lessor

Those certain patented mining claims located in:

Township 33 North, Range 36 East, Pershing County, Nevada, more particularly described as follows:

Lang Syne Patent

Patent # 2502

Mineral Survey 37A

Parcel 088-0101-36 Lot #3713

Gold View Property

Those certain unpatented lode mining claims located in:

Sections 25 and 36, Township 24 North, Range 49 East; and Sections 21, 22, 28, 29, 30, and 31 Township 24 North, Range 50 East, Eureka County, Nevada more particularly described as follows:

CLAIM NAME

BLM SERIAL NUMBER

Gold View 1

NMC864832

Gold View 2

NMC864833

Gold View 3

NMC864834

Gold View 4

NMC864835

Gold View 5

NMC864836

Gold View 6

NMC864837

Gold View 7

NMC864838

Gold View 8

NMC864839

GV 9

NMC864840

GV 10

NMC864841

GV 11

NMC864842

GV 12

NMC864843

GV 13

NMC864844

GV 14

NMC864845

GV 15

NMC864846

GV 16

NMC864847

GV 17

NMC864848

GV 18

NMC864849

GV 19

NMC864850

GV 20

NMC864851

GV 21

NMC864852

GV 22

NMC864853

GV 23

NMC864854

GV 24

NMC864855

GV 25

NMC864856

GV 26

NMC864857

GV 27

NMC864858

GV 28

NMC864859

GV 29

NMC864860

GV 30

NMC864861

GV 31

NMC864862

GV 32

NMC864863

GV 33

NMC864864

GV 34

NMC864865

GV 35

NMC864866

GV 36

NMC864867

GV 37

NMC864868

GV 38

NMC864869

GV 39

NMC864870

GV 40

NMC864871

GV 41

NMC864872

GV 42

NMC864873

GV 43

NMC864874

GV 44

NMC864875

GV 45

NMC864876

GV 46

NMC864877

GV 47

NMC864878

GV 48

NMC864879

GV 49

NMC864880

GV 57

NMC864881

GV 58

NMC864882

GV 59

NMC864883

GV 60

NMC864884

GV 61

NMC864885

GV 62

NMC864886

GV 63

NMC868487

GV 64

NMC868488

GV 65

NMC864889

GV 66

NMC864890

GV 67

NMC864891

GV 68

NMC864892

GV 69

NMC864893

GV 70

NMC864894

GV 71

NMC864895

GV 72

NMC864896

GV 73

NMC864897

GV 74

NMC864898

GV 75

NMC864899

GV 76

NMC864800

GV 77

NMC864801

GV 78

NMC864902

GV 79

NMC864903

GV 80

NMC864904

GV 81

NMC864905

GV 82

NMC864906

GV 83

NMC864907